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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

Cathay General Bancorp (the "Bancorp") is the holding company for Cathay Bank (the "Bank"). The Bank is subject to regulation, supervision, and regular examination by the Federal Deposit Insurance Corporation ("FDIC") and other regulators.

Following a regular examination by the FDIC, the Bank's Board of Directors, on June 17, 2004, approved and signed a memorandum of understanding ("MOU") with the FDIC in connection with certain deficiencies identified by the FDIC relating to the Bank's compliance with certain provisions of the Bank Secrecy Act (the "BSA"). Under the terms of the MOU, the Bank must comply in all material respects with the BSA within 90 days from the MOU's effective date. The MOU requires in part that the Bank perform an analysis of its BSA risk profile and implement a written action plan designed to ensure compliance with the BSA. Such plan will include revisions of the Bank's policies and procedures, enhancements of the Bank's internal controls for BSA compliance, independent compliance testing, dedicated compliance staff, and regular employee training.

The MOU is expected to result in additional BSA compliance expenses for the Bank, although these expenses are not anticipated to have a material financial impact on the Bancorp. It may also have the effect of limiting or delaying the Bank's and the Bancorp's ability to obtain regulatory approval for certain expansionary activities.

The statements in this report include forward-looking statements regarding management's beliefs, projections, and assumptions concerning future results and events. These forward-looking statements may, but do not necessarily, include words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "will," "should," "could," "predicts," "potential," "continue" or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These factors are further described in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2003, its reports and registration statements filed (including those filed by GBC Bancorp prior to the merger) with the Securities and Exchange Commission ("SEC") and other filings it makes in the future with the SEC from time to time. The Bancorp has no intention and undertakes no obligation to update any forward-looking statement or to publicly announce the results of any revision of any forward-looking statement to reflect future developments or events.

The Bancorp's filings with the SEC are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov, or by requests directed to Cathay General Bancorp, 777 North Broadway, Los Angeles, California 90012, Attn: Investor Relations (213) 625-4749.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 18, 2004

CATHAY GENERAL BANCORP

By:  /s/ Heng W. Chen

       Heng W. Chen

       Executive Vice President and Chief

       Financial Officer